                                                                   EXHIBIT 10.27


                SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of the 16th day of October, 2002 by and among the banks that are or may from time to time become parties hereto (individually a "Bank" and collectively, the "Banks"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "LaSalle"), as agent ("Agent") for the Banks, and SIGMATRON INTERNATIONAL, INC., a Delaware corporation (the "Borrower").


                                   WITNESSETH:

         WHEREAS, LaSalle and Borrower originally entered into that certain Loan and Security Agreement dated as of August 25, 1999 (the "Original Agreement");

         WHEREAS, LaSalle previously assigned $10,000,000 (as subsequently reduced to $8,000,000) of the Revolving Credit Commitment (as defined in the Original Agreement) to National City Bank of Michigan/Illinois ("National City"), pursuant to that certain Assignment Agreement dated as of June 30, 2000 between LaSalle and National City;

         WHEREAS, Agent, the Banks and Borrower entered into that certain Amendment to Loan and Security Agreement dated as of August 31, 2000, that certain Forbearance Agreement and Second Amendment to Loan and Security Agreement dated as of February 1, 2001, that certain Forbearance Agreement and Third Amendment to Loan and Security Agreement dated as of May 31, 2001, that certain Forbearance Agreement and Fourth Amendment to Loan and Security Agreement dated as of July 31, 2001, that certain Fifth Amendment to Loan and Security Agreement dated as of November 30, 2001 and that certain Sixth Amendment to Loan and Security Agreement dated as of April 22, 2002 (the Original Agreement and all of the foregoing amendments are collectively referred to as the "Agreement"); and

         WHEREAS, the Borrower and the Banks have agreed to further amend the Agreement to, among other items, (i) add a LIBOR interest rate option, (ii) modify certain financial covenants, (iii) extend the maturity date of the Revolving Credit Commitment (as defined in the Agreement) and (iv) account for the assignment by National City of its portion of the Loans to Charter One Bank, N.A., a national banking association ("Charter One"), all in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

         1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

         2. Amendment of the Agreement.

                  (a) All provisions contained within the Original Agreement concerning the Borrower's ability to borrow LIBOR Loans are hereby replaced in their entirety as of the date hereof. Except as otherwise set forth in this Amendment, all such LIBOR provisions shall remain as set forth in the Original Agreement.

                  (b) The definition of the terms "Base Rate Margin", "LIBOR Margin", "Maturity Date", "Revolving Loan", "Revolving Loan Borrowing Base" and "Revolving Note" appearing in Paragraph 1.1 of the Agreement are hereby amended and restated to read as follows:

                  "Base Rate Margin" shall mean 1.50%.

                  "LIBOR Margin" means four percent (4%).

                  "Maturity Date" means September 30, 2004 with respect to all Loans.

                  "Revolving Loan" means and includes all Base Rate Loans and LIBOR Loans under the Revolving Credit Commitment, unless the context in which such term is used shall otherwise require.

                  "Revolving Loan Borrowing Base" means, as at any date of determination thereof, an amount equal to the lesser of (i) the amount then available under the Revolving Credit Commitment and (ii) an amount equal to the sum of (A) eighty-five percent (85%) of the net amount of Eligible Accounts Receivable outstanding at such date and (B) fifty percent (50%) (the "Inventory Advance Rate") of Eligible Inventory at such date; provided, however, that the aggregate amount of advances for Eligible Inventory under the Revolving Credit Commitment shall not exceed $9,000,000 at any time.

                  "Revolving Note" means those certain Substitute Revolving Notes dated as of October __, 2002 payable by Borrower to each of LaSalle Bank National Association and Charter One Bank in the maximum principal amounts of $12,000,000 and $8,000,000, respectively, as each may be amended, modified, substituted or restated from time to time, together with all renewals and exchanges therefore.

                  (c) Paragraph 11.2(f)(ii) is hereby amended and restated to read as follows:

                  Maintain an Interest Coverage Ratio, at all times, of at least 5.0:1.0.

                  (d) Paragraph 11.2(f)(iv) is hereby amended and restated to read as follows:

                           (iv) Maintain a Leverage Ratio, at all times, of not more than the following amounts for each of the periods set forth below:

                         Period                                                    Required
                         ------                                                    --------
                         July 31, 2002 through October 31, 2002                    2.00:1.0
                         November 1, 2002 through January 31, 2003                 1.75:1.0
                         February 1, 2003 and at all times thereafter              1.50:1.0


                  (e) Paragraph 11.2(f)(v) is hereby amended and restated to read as follows:

                        (v) Borrower will not permit the aggregate amount of Capital Expenditures to exceed $2,250,000 in any fiscal year.

                  (f) Paragraph 11.2(f)(vi) is hereby amended and restated to read as follows:

                        (vi) Maintain EBITDA of not less than the following amounts for each of the periods set forth below:

                   Period                                         Required
                   ------                                         --------
                   May 1, 2002 through October 31, 2002           $3,250,000
                   May 1, 2002 through January 31, 2003           $5,450,000
                   May 1, 2002 through April 30, 2003 and
                   each trailing twelve month period ended        $6,675,000
                   thereafter, measured on a quarterly basis


         3. Representations and Warranties. The representations and warranties set forth in Paragraph 11.1 and all covenants set forth in Paragraphs 11.2 and
11.3 of the Agreement shall be deemed remade and affirmed as of the date hereof by Borrower, except that (i) Schedule 11.1(e) to the Agreement is hereby amended and restated with Schedule 11.1(e) hereto and (ii) any and all references to the Agreement in such representations, warranties and covenants shall be deemed to include this Amendment.

         4. Delivery of Documents/Information. Prior to entering into this Amendment, Agent shall have received from Borrower the following fully executed documents, in form and substance satisfactory to Agent and each Bank, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such document shall have been satisfied:

                  (a) Assignment Agreement between National City and Charter
         One;

                  (b) Revolving Note of each Bank;

                  (c) Secretary's Certificate of Borrower with resolutions and incumbency;

                  (d) Officer's Certificate (Closing Bring-Down) of Borrower;
         and

                  (e) such other documents, certificates and opinions as Agent may request.

         5. Reference to the Effect on the Agreement.

                  (a) References. Upon the date of this Amendment and on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement, as amended hereby.

                  (b) Ratification. As specifically modified above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         6. Representations and Warranties of the Borrower. Borrower hereby represents and warrants to Agent and the Banks as of the date hereof as follows:

                  (a) The execution and delivery of this Amendment and the performance by Borrower of its obligations hereunder are within the Borrower's powers and authority, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with the Articles of Incorporation or By-laws of Borrower.

                  (b) The Agreement (as amended by this Amendment) and the Other Agreements constitute legal, valid and binding obligations enforceable in accordance with their terms by Agent and the Banks against Borrower, and Borrower expressly reaffirms each of its obligations under the Agreement (as amended by this Amendment) and each of the Other Agreements, including, without limitation, the Borrower's Liabilities. Borrower further expressly acknowledges and agrees that Agent has a valid, duly perfected, first priority and fully enforceable security interest in and lien against each item of Collateral except as otherwise set forth in the Agreement. Borrower agrees that it shall not dispute the validity or enforceability of the Agreement (as it was stated before and after this Amendment) or any of the Other Agreements or any of its respective obligations thereunder, or the validity, priority, enforceability or extent of Agent's security interest in or lien against any item of Collateral, in any judicial, administrative or other proceeding;

                  (c) No consent, order, qualification, validation, license, approval or authorization of, or filing, recording, registration or declaration with, or other action in respect of, any governmental body, authority, bureau or agency or other Person is required in connection with the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of, this Amendment;

                  (d) The execution, delivery and performance of this Amendment by Borrower does not and will not violate any law, governmental regulation, judgment, order or decree applicable to Borrower and does not and will not violate the provisions of, or constitute a default or any event of default under, or result in the creation of any security interest or lien upon any property of Borrower pursuant to, any indenture, mortgage, instrument, contract, agreement or other undertaking to which Borrower is a party or is subject or by which Borrower or any of its real or personal property may be bound;

         7. Consent and Limited Waiver. Agent and the Banks hereby consent to the purchase by Standard Components de Mexico, a wholly-owned subsidiary of Borrower, of Plant No. 3 located in Acuna, Mexico (the "Purchase") from Industrials Irvin de Mexico, Public

Corporation of Variable Capital (the "Seller") pursuant to the terms of that certain Term Purchase Option with Right of Lien dated as of May 15, 2002. Further, Agent and the Banks waive any default or Event of Default under the Loan Agreement arising under Paragraphs 11.3(b) and 11.3(g) as a result of the Purchase effective as of July 31, 2002. The Borrower hereby acknowledges that the waiver contained in this Amendment is granted by Agent and the Banks only for the limited purpose set forth herein and each term and provision of the Loan Agreement continues in full force and effect. The waiver in no manner creates a course of dealing or otherwise impairs the future ability of Agent or the Banks to declare an Event of Default under or otherwise enforce the terms of the Loan Agreement.

         8. Releases; Indemnities.

                  (a) In further consideration of the Banks' execution of this Amendment, Borrower, and on behalf of its successors, assigns, subsidiaries and Affiliates, hereby forever release Agent and each Bank and their respective successors, assigns, parents, subsidiaries, Affiliates, officers, employees directors, agents and attorneys (collectively, the "Releasees") from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (collectively, "Claims"), that Borrower may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take prior to the date this Amendment was executed, including without limitation with respect to Borrower's Liabilities, any Collateral, the Agreement, any Other Agreement and any third parties liable in whole or in part for Borrower's Liabilities. This provision shall survive and continue in full force and effect whether or not Borrower shall satisfy all other provisions of this Amendment, the Other Agreements or the Agreement, including payment in full of Borrower's Liabilities.

                  (b) Borrower hereby agrees that its obligation to indemnify and hold the Releasees harmless as set forth in Paragraph 8(a) of this Amendment shall include an obligation to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith. The foregoing indemnity shall survive the payment in full of the Borrower's Liabilities and the termination of this Amendment, the Agreement and the Other Agreements.

         9. Fees and Expenses. The Borrower agrees to pay on demand all costs, fees and expenses of or incurred by the Agent in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the reasonable fees and expenses of counsel for the Agent, search fees and taxes payable in connection with this Amendment and any future amendments to the Agreement. Borrower also agrees to pay to Agent, for the benefit of the Banks, a closing fee equal to $100,000 for the financial accommodations provided to Borrower under this Amendment to be allocated among the Banks in accordance with their respective pro-rata portions of the Revolving Credit Commitment, $50,000 of which shall be due and payable on the date of this Amendment, $25,000 of which shall be due and payable on January 1, 2003 and remaining $25,000 shall be due and payable on April 1, 2003.

         10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.



                            [SIGNATURE PAGE FOLLOWS]

        (SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT SIGNATURE PAGE)

         IN WITNESS WHEREOF, the parties hereto have duly executed this Seventh Amendment to Loan and Security Agreement as of the date first above written.


                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     for itself and as Agent


                                     By:   /s/ Sara A. Huizinga
                                        ----------------------------------------
                                     Its: Commercial Banking Officer
                                         ---------------------------------------

                                     CHARTER ONE BANK, N.A., as a Bank


                                     By:   /s/ Dan Sultan
                                        ----------------------------------------
                                     Its:  Vice-President
                                         ---------------------------------------

                                     SIGMATRON INTERNATIONAL, INC.


                                     By:   /s/ Gary R. Fairhead
                                        ----------------------------------------
                                     Its:  President / Chief Executive Officer
                                         ---------------------------------------

                                SCHEDULE 11.1(e)

                            CERTAIN OTHER OBLIGATIONS

INSTITUTE                                                    LEASE NO.
---------                                                    ---------
LaSalle National Leasing Corp.                               97-185
LNLC Commercial
135 South LaSalle Street, Dept. 1294
Chicago, IL  60674-1294

Bank One Leasing Corp.                                       98-088
Corp. Processing Dept. 0993
Columbus, OH  43271-0993

Anchor Bank                                                  98-106
P.O. Box 270
Grayslake, IL  60030

Bank One Leasing Corp.                                       98-010*
Corp. Processing Dept. 0993
Columbus, OH  43271-0993

First Midwest Bank                                           99-048*
Loan Operations
P.O. Box 9003
Gurnee, IL  60031-9003

State Bank Of The Lakes                                      00-182*
440 West Lake Street
Antioch, IL  60002

State Bank Of The Lakes                                      00-190
440 West Lake Street
Antioch, IL  60002

GE Capital                                                   GE005
P.O. Box 31001 0802
Pasadena, CA  91110-0802

International Financial Service Corp.                        00-280*
NW-8178
P.O. Box 1450
Minneapolis, MN  55485-8178

*Subleased to SMT

INSTITUTE                                                    LEASE NO.
---------                                                    ---------
Citicorp Vendor Financial, Inc.                              Citicapital
P.O. Box 7247-0371
Philadelphia, PA  19170-0371

Agilent Financial Services                                   Agilent Financial
P.O. Box 36263
Charlotte, NC  28236-6263

GE Capital                                                   GE 006
P.O. Box 31001 0802
Pasadena, CA  91110-0802

GE Capital                                                   GE-E004
P.O. Box 31001 0802
Pasadena, CA  91110-0802



*Subleased to SMT